UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): June 21, 2018

PERCEPTRON, INC.
(Exact Name of Registrant as Specified in Charter)

Michigan	0-20206	38-2381442
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

47827 Halyard Drive, Plymouth, MI 48170-2461
(Address of Principal Executive Offices) (Zip Code)

(734) 414-6100
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [    ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [    ]

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective June 21, 2018, David L. Watza was appointed as a member of the Board of Directors. Mr. Watza became a member of Perceptron’s senior management team in October 2015 when he was appointed as Senior Vice President and Chief Financial Officer and was promoted in November 2016 to President and Chief Executive Officer, positions he will continue to hold. There are no related-party transactions that would be required to be disclosed under Item 404(a) of Regulation S-K with respect to Mr. Watza.

On June 21, 2018, Terryll R. Smith resigned from his position as a member of the Board to facilitate the foregoing appointment.

The Company had previously announced that it had entered into a Third Amendment to Standstill Agreement (the “Standstill Agreement Amendment”) with Harbert Discovery Fund LP, Harbert Discovery Fund GP, LLC, Harbert Fund Advisors Inc. and Harbert Management Corporation (collectively, “Harbert”), which amended the Standstill Agreement, dated August 9, 2016, between the Company and Harbert, and a Third Amendment to Voting Agreement (the “Voting Agreement Amendment”) with Moab Partners, L.P. and Moab Capital Partners, LLC (collectively, the “Moab”), which amended the Voting Agreement, dated August 9, 2016, between the Company and Moab. The Standstill Agreement Amendment and the Voting Agreement Amendment provided that by June 30, 2018, David L. Watza, as President and Chief Executive Officer of the Company, would be appointed to the Board of Directors of the Company to fill a vacancy left by the resignation of either Robert S. Oswald or Terryll R. Smith, who would resign from the Board at that time to facilitate the appointment.

Item 9.01. Financial Statements and Exhibits.

D. Exhibits.

Exhibit No.	Description

Exhibit 99.1	Press Release dated June 21, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERCEPTRON, INC.

Date: June 21, 2018	By:	/s/ Michelle O. Wright
By: Michelle O. Wright
Its: Corporate Controller and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated June 21, 2018.